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Exhibit 10.26

          Split-Dollar Insurance Agreement between the Company and Brenton Life Insurance Trust for the benefit of Junius C. Brenton, dated January 12, 1997. This Split-Dollar Insurance Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1996.
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